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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Melita International Corporation's previously filed Registration Statement File No. 333-56299 and Registration Statement File No. 333-41503.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 23, 1999